UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: March 1, 2005
(Date of earliest event reported: February, 23, 2005)

CENTURY CASINOS, INC.
(Exact Name of Registrant as specified in its charter)

Delaware	0-22290	84-1271317
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1263 Lake Plaza Drive Suite A, Colorado Springs, CO	80906
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	719-527-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On February 23, 2005, Century Casinos, Inc. (“CCI”), assigned the Management Agreements with Flyfish Casino Consulting AG (“Flyfish”) and Focus Casino Consulting AG (“Focus”) to Century Resorts International (“CRI”) that were entered into in March 2001. The assignments are effective in all respects as of January 1, 2005. CCI will reimburse CRI for a portion of the services and CCI will guarantee the payments to Flyfish and Focus for CRI.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
10.145 Assignment of Management Agreement by and between Century Casinos, Inc. and Flyfish Casino Consulting AG, Dated February 23, 2005
10.146 Assignment of Management Agreement by and between Century Casinos, Inc. and Focus Casino Consulting AG, Dated February 23, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Century Casinos, Inc.
(Registrant)

Date: March 1, 2005	by: /s/ Larry Hannappel
Larry Hannappel, Chief Accounting Officer